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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                     September 13, 1999 (September 13, 1999)


                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                   000-24923                  25-1799439
   (State or other               (Commission               (IRS Employer
   jurisdiction of               File Number)             Identification No.)
   incorporation)


  4311 Jamboree Road, Newport Beach, California        92660-3095
   (Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code:    (949) 483-4600



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Registrant's press release dated September 13, 1999 is filed herewith as Exhibit 20 and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

         20    Press release of Registrant dated September 13, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CONEXANT SYSTEMS, INC.
                                                    (Registrant)



                                             By /s/ Dennis E. O'Reilly
                                                ----------------------
                                                Dennis E. O'Reilly
                                                Senior Vice President,
                                                 General Counsel and
                                                 Secretary

Dated: September 13, 1999

                                  EXHIBIT INDEX


                                                                 Sequentially
Exhibit                                                            Numbered
Number                             Description                       Page
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  20     Press release of Registrant dated September 13, 1999.





























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